TRADEMARK SECURITY AGREEMENT

     THIS TRADEMARK SECURITY AGREEMENT (this "Security Agreement") made as of this 26th day of June 2002, by MEDICAL TECHNOLOGY SYSTEMS, INC., a Delaware corporation ("Grantor") in favor of LASALLE BUSINESS CREDIT, INC., as Agent ("Agent").
                               W I T N E S S E T H

     WHEREAS, Grantor and MTS Packaging Systems, Inc. ("Packaging"), as the borrowers, Agent, Standard Federal Bank National Association, as lender ("Lender"), and the Guarantors named therein are parties to that certain Loan and Security Agreement of even date herewith (as amended, amended, restated or otherwise modified from time to time, the "Loan Agreement") and other related loan documents of even date herewith (collectively, with the Loan Agreement, and as each may be amended, restated or otherwise modified from time to time, the "Financing Agreements"), which Financing Agreements provide (i) for Agent and/or Lender from time to time to extend credit to or for the account of the Grantor and Packaging and, as a condition to such extensions of credit, (ii) for the Grantor to grant to Agent, for its benefit and for the benefit of Lender, a security interest in certain of the Grantor's assets, including, without limitation, its trademarks and trademark applications;

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

     1. Incorporation of Financing Agreements. The Financing Agreements and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

     2. Grant and Reaffirmation of Grant of Security Interests. To secure the complete and timely payment and satisfaction of the Liabilities, Grantor hereby grants to Agent, for its benefit and for the benefit of Lender, and hereby reaffirms its prior grant pursuant to the Financing Agreements of, a continuing security interest in Grantor's entire right, title and interest in and to all of its now owned or existing and hereafter acquired or arising trademarks, trademark license agreements, whether as licensor or licensee, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications (other than "intent to use" applications until a verified statement of use is filed with respect to such applications) in connection therewith, including, without limitation, the trademarks and applications listed on Schedule A attached hereto and made a part hereof and the trademarks, and renewals thereof, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Trademarks"); all rights corresponding to any of the foregoing throughout the world and the goodwill of the Grantor's business connected with the use of and symbolized by the Trademarks.

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                                       2

     3. Warranties and Representations. Grantor warrants and represents to Agent that:

          (a) no Trademark has been adjudged invalid or unenforceable by a court of competent jurisdiction nor has any such Trademark been cancelled, in whole or in part and each such Trademark is presently subsisting;

          (b) Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each Trademark, free and clear of any liens, charges and encumbrances, including without limitation, shop rights and covenants by Grantor not to sue third persons, other than liens in favor of the Subordinated Lender which are subordinate and junior to the liens created hereunder in favor of Agent, and Permitted Liens;

          (c) Grantor has no notice of any suits or actions commenced or threatened with reference to any Trademark; and

          (d) Grantor has the unqualified right to execute and deliver this Security Agreement and perform its terms.

     4. Restrictions on Future Agreements. Grantor agrees that, until the Liabilities shall have been paid and satisfied in full and all of the Financing Agreements shall have been terminated, Grantor shall not, without the prior written consent of Agent, sell or assign its interest in any Trademark or enter into any other agreement with respect to any Trademark which would affect the validity or enforcement of the rights transferred to Agent under this Security Agreement.

     5. New Trademarks. Grantor represents and warrants that, based on a diligent investigation by Grantor, the Trademarks listed on Schedule A constitute all of the federally registered Trademarks, and federal applications for registration of Trademarks (other than "intent to use" applications until a verified statement of use is filed with respect to such applications) now owned by Grantor. If, before the Liabilities shall have been paid and satisfied in full or before the Financing Agreements have been terminated, Grantor shall (i) become aware of any existing Trademarks of which Grantor has not previously informed Agent, or (ii) become entitled to the benefit of any Trademarks, which benefit is not in existence on the date hereof, the provisions of this Security Agreement above shall automatically apply thereto and Grantor shall give to Agent prompt written notice thereof. Grantor hereby authorizes Agent to modify this Security Agreement by amending Schedule A to include any such Trademarks.

     6. Term. The term of this Security Agreement shall extend until the payment and satisfaction in full of the Liabilities and the termination of all of the Financing Agreements. Grantor agrees that, during the continuance of an Event of Default, the use by Agent of all Trademarks shall be without any liability for royalties or other related charges from Agent to Grantor.

     7. Product Quality. Grantor agrees to maintain the quality of any and all products in connection with which the Trademarks are used, consistent with commercially reasonable business practices. During the continuance of an Event of Default, Grantor agrees that Agent, or a conservator appointed by Agent, shall have the right to establish such additional product quality controls as Agent, or said conservator, in its reasonable judgment, may deem necessary to assure maintenance of the quality of products sold by Grantor under the Trademarks.

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                                       3

     8. Release of Security Agreement. This Security Agreement is made for Collateral purposes only. Upon payment and satisfaction in full of the Liabilities and termination of all of the Financing Agreements, Agent shall take such actions as may be necessary or proper to terminate the security interests created hereby and pursuant to the Financing Agreements.

     9. Expenses. All expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Grantor. All fees, costs and expenses, of whatever kind or nature, including reasonable attorneys' fees and legal expenses, actually incurred by Agent and/or Lender in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees actually incurred, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Trademarks or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks shall be borne by and paid by Grantor and until paid shall constitute Liabilities.

     10. Duties of Grantor. Grantor shall have the duty (i) to file and prosecute diligently any trademark applications pending as of the date hereof or hereafter until the Liabilities shall have been paid and satisfied in full and all of the Financing Agreements have been terminated, (ii) to preserve and maintain all rights in the Trademarks, as commercially reasonable and (iii) to ensure that the Trademarks are and remain enforceable, as commercially reasonable. Any expenses incurred in connection with the Liabilities under this
Section 10 shall be borne by Grantor.

     11. Agent's Right to Sue. During the continuance of an Event of Default, Agent shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Trademarks and, if Agent shall commence any such suit, Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents required by Agent in aid of such enforcement and Grantor shall promptly, upon demand, reimburse and indemnify Agent for all costs and expenses actually incurred by Agent in the exercise of its rights under this Section 11.

     12. Waivers. No course of dealing between Grantor and Agent, nor any failure to exercise, nor any delay in exercising, on the part of Agent, any right, power or privilege hereunder or under any of the Financing Agreements shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     13. Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

     14. Modification. This Security Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the parties hereto.

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                                       4

     15. Cumulative Remedies; Power of Attorney; Effect on Financing Agreements. All of Agent's rights and remedies with respect to the Trademarks, whether established hereby or by the Financing Agreements, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Grantor hereby authorizes Agent, during the continuance of an Event of Default, to make, constitute and appoint any officer or agent of Agent as Agent may select, in its sole discretion, as Grantor's true and lawful attorney-in-fact, with power to (i) endorse Grantor's name on all applications, documents, papers and instruments necessary or desirable for Agent in the use of the Trademarks or
(ii) take any other actions with respect to the Trademarks as Agent deems to be in the best interest of Agent, or (iii) grant or issue any exclusive or non-exclusive license under the Trademarks to anyone, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone. Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until the Liabilities shall have been paid and satisfied in full and the Financing Agreements have been terminated. Grantor acknowledges and agrees that this Security Agreement is not intended to limit or restrict in any way the rights and remedies of Agent and/or Lender under any of the Financing Agreements but rather is intended to facilitate the exercise of such rights and remedies. Agent and Lender shall have, in addition to all other rights and remedies given them by the terms of this Security Agreement and the Financing Agreements, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the Commonwealth of Pennsylvania.

     16. Binding Effect; Benefits. This Security Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of Agent, and its successors, nominees and assigns.

     17. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania and applicable federal law.

     18. Headings. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede.

     19. Further Assurances. Grantor agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Agent shall reasonably request from time to time in order to carry out the purpose of this Security Agreement and agreements set forth herein.

     20. Survival of Representations. All representations and warranties of Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

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                                       5


     IN WITNESS WHEREOF, Grantor has duly executed this Security Agreement as of the date first written above.

                                 MEDICAL TECHNOLOGY SYSTEMS, INC.

                                 By:__________________________________
                                    Name
                                    Title:


Agreed and Accepted
As of the Date First Written Above

LASALLE BUSINESS CREDIT, INC.


By:____________________________
Name:
Title:


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                                        6



                                   SCHEDULE A


                             TRADEMARK REGISTRATIONS



                                   SCHEDULE A


                             TRADEMARK REGISTRATIONS



Trademark Description       U.S. Serial/Registration No.        Date Registered
---------------------       ----------------------------        ---------------


                             TRADEMARK APPLICATIONS

Trademark Application Description    U.S. Application No.         Date Applied
---------------------------------    --------------------         ------------



                               TRADEMARK LICENSES

Description of License      U.S. Serial/Registration No.        Date Registered
----------------------      ----------------------------        ---------------

COMMONWEALTH OF PHILADELPHIA                :
                                            :   SS.
COUNTY OF PHILADELPHIA                      :



     On this, the ____ day of June, 2002, before me, a Notary Public, personally appeared ____________, who acknowledged himself to be a Vice President of LaSalle Business Credit, Inc., and that he as such officer, being duly authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.




                                         ____________________________
                                         Notary Public
                                         My commission expires





COMMONWEALTH OF PHILADELPHIA                :
                                            :   SS.
COUNTY OF PHILADELPHIA                      :


     On this, the __ day of June, 2002, before me, a Notary Public, personally appeared ______________, who acknowledged himself to be _______ of Medical Technology Systems, Inc., a Delaware corporation, and that he as such officer, being duly authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                         ____________________________
                                         Notary Public
                                         My commission expires